EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350




In connection with the Annual Report of JCP&L Transition Funding LLC ("Company") on Form 10-K for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Stephen E. Morgan
                                                     -----------------------
                                                       Stephen E. Morgan
                                                              President
                                                     Chief Executive Officer
                                                          March 26, 2004



                                                     /s/ Richard H. Marsh
                                                     -----------------------
                                                       Richard H. Marsh
                                                    Senior Vice President and
                                                     Chief Financial Officer
                                                         March 26, 2004